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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 6, 2003

                              --------------------

                                  AKORN, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          LOUISIANA                       0-13976                 72-0717400
(State or other jurisdiction            (Commission             (IRS Employer
     of incorporation)                  File Number)         Identification No.)



               2500 MILLBROOK DRIVE BUFFALO GROVE, ILLINOIS 60089
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (847) 279-6100

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

Akorn, Inc. ("Akorn") is filing herewith as Exhibit 99.1 its press release, dated November 20, 2003, announcing the election of new members of Akorn's Board of Directors.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)   Exhibits.    The following exhibit is filed with this report:

     Exhibit No.   Description of Exhibit
     -----------   ----------------------

        99.1       Press Release issued by Akorn, dated November 20, 2003.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   AKORN, INC


Date:  November 20, 2003                       BY: /s/ ARTHUR S. PRZYBYL
                                                   -----------------------------
                                                   Arthur S. Przybyl
                                                   President, Chief Executive
                                                   Officer and Chief Operating
                                                   Officer




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                                 EXHIBIT INDEX



EXHIBIT NO.    DESCRIPTION OF EXHIBIT
----------     ----------------------


   99.1        Press Release issued by Akorn, dated November 20, 2003.



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